Subsequent Events	12 Months Ended
Sep. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

24. Subsequent events

On January 10, 2024, the Company issued 1,995,857 Ordinary Shares to Swin Chatsuwan following the exercise of share options.

On January 12, 2024, Zapp Scooters (Thailand) Company Limited issued a promissory note with a value of THB 10.0 million (approximately $287,000 at that date) to Maj. Gen. Patchara Rattakul, one of the Company's directors. This amount is repayable in January 2026 and bears interest at a rate of 15.0% per annum, which is payable upon maturity.

As described in Note 21, on April 26, 2023, the Company and CIIG II entered into the Forward Purchase Agreements, one of which was terminated by Seller CFPA Holdings LLC-Zapp RS on August 23, 2023. On January 23, 2024, Seller ACM ARRT I LLC and Counterparty Zapp EV terminated their respective Forward Purchase Agreement by mutual agreement. Neither party shall have any further obligation to the other. Accordingly, as previously disclosed in the Company’s report on Form 6-K dated January 24, 2024, the Forward Purchase Agreements are both now terminated.

On February 10, 2024, the Company signed a Standby Equity Purchase Agreement (“SEPA”) with Yorkville Advisors Global, LP. Under the terms of the agreement the Company may access up to $10 million through the issuance of Ordinary Shares of the Company to Yorkville Advisors Global, LP.

Between February 16, 2024 and February 20, 2024, the Company raised $550,000 through at the market equity offerings, which will be settled through the issuance of approximately 1.9 million shares.